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                                                                    EXHIBIT 23.1

                         INDEPENDENT AUDITORS' CONSENT

We consent to the incorporation by reference in Amendment No. 2 to Registration Statement No. 333-44069 of American Banknote Corporation on Form S-4 of our report dated March 17, 1998, included in the Annual Report on Form 10-K of American Banknote Corporation for the year ended December 31, 1997 and to the reference to us under the heading "Experts" in the Prospectus, which is part of this Registration Statement.


/s/ Deloitte & Touche LLP

April 10, 1998
New York, NY